SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2015

Date of Report (Date of earliest event reported)

FBR & Co.

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

001-33518	20-5164223
(Commission File Number)	(IRS Employer Identification No.)

1300 North Seventeenth Street

Arlington, VA 22209

(Address of Principal Executive Office) (Zip Code)

(703) 312-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

(a) FBR & Co. (the “Company”) is presenting at the Barrington Research Fall Conference in Chicago, Illinois on September 1, 2015. The Company’s corporate presentation will be posted on the Investor Relations portion of the Company’s website. A copy of the presentation is furnished herewith and attached hereto as Exhibit 99.1.

(b) On September 1, 2015, the Company issued a press release announcing that it had completed its previously disclosed transaction to acquire MLV & Co., LLC. A copy of the release is furnished herewith and is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit.

99.1	FBR & Co. Presentation dated September 1, 2015.

99.2	FBR & Co. Press Release dated September 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR & Co.

Date: September 1, 2015	By:	/s/ Bradley J. Wright
Bradley J. Wright
Executive Vice President and Chief Financial Officer